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                                 EXHIBIT (5)(f)

               FORM OF APPLICATION FOR THE SEPARATE ACCOUNT VA BNY

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[AUSA Life Logo Graphic Removed Here]

                     Mail the application and a check to:
                       AUSA Life Insurance Company, Inc
                      Home Office: 4 Manhattanville Road
                           Purchase, New York 10577
                            Administrative Office:
                           4333 Edgewood Road N.E.
                            Cedar Rapids, IA 52499
                                                    Product:____________________
                                                    Variable Annuity Application
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1.  OWNER INFORMATION                       (If no Annuitant is specified in #2,
---------------------                          the Owner will be the Annuitant.)

MUST COMPLETE and SUBMIT the Trustee Certification Form if a
Trust is named as the Owner or Beneficiary.


First Name:_____________________________________________________________________

Last Name:______________________________________________________________________

Address:________________________________________________________________________

City, State:____________________________________________________________________

Zip:_______ - ______  Telephone:________________________________________________

Date of Birth:__________________________________  Sex: / / Female

SSN/TIN:________________________________________       / / Male

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1b. JOINT OWNER(S)
-----------------

First Name:_____________________________________________________________________

Last Name:______________________________________________________________________

Address:________________________________________________________________________

City, State:____________________________________________________________________

Zip:_______ - ______  Telephone:________________________________________________

Date of Birth:__________________________________  Sex: / / Female

SSN/TIN:________________________________________       / / Male

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2.  ANNUITANT     Complete only if different from Owner.
-------------

First Name:_____________________________________________________________________

Last Name:______________________________________________________________________

Address:________________________________________________________________________

City, State:____________________________________________________________________

Zip:_______ - ______  Telephone:________________________________________________

Date of Birth:__________________________________  Sex: / / Female

SSN/TIN:________________________________________       / / Male

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3.  BENEFICIARY(IES) DESIGNATION
-------------------------------

Primary Contingent Name                                Relationship

/ /    / /         __________________________________  __________________  ____%

/ /    / /         __________________________________  __________________  ____%

/ /    / /         __________________________________  __________________  ____%

/ /    / /         __________________________________  __________________  ____%

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4.  TYPE OF ANNUITY
-------------------
/ / Non-qualified      Qualified Types: / / IRA     / / Roth IRA     / / SEP/IRA

     / / 403(b)     / / Roth Conversion     / /Other ___________________________

IRA/SEP/ROTH IRA

$__________ Contribution for tax year __________

$__________ Trustee to Trustee Transfer

$__________ Rollover from  / / IRA     / / 403(b)     / / Pension

             / / Other__________________________________________________________

ROTH IRA Rollover

 ________________   Date first established or date of conversion


$________________   Portion previously taxed

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5.  GUARANTEED MINIMUM DEATH BENEFITS
-------------------------------------
Your selection cannot be changed after the policy has been issued. If no option is specified, the Return of Premium Death Benefit will apply.

/ / Annual Step-Up Death Benefit, available for issue through age 80.
    Stepping-up stops at age 81.

/ / Return of Premium Death Benefit, available for issue through age 90.

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6.  ADDITIONAL PROGRAMS
    -------------------
In addition you may choose the following program. If no box is checked, the Premium Enhancement Feature will not be included in the policy.

Premium Enhancement Feature
/ / Yes
/ / No


LAND2002-APP 10/02 (NY)

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7. ALLOCATION OF PURCHASE PAYMENTS
----------------------------------
If Dollar Cost Averaging, Section 8 must be completed.

Initial Purchase Payment $______________
Make check payable to AUSA Life Insurance Company, Inc.

Dollar Cost Averaging Account                                    _________ .0%
Fixed Accounts:
1 Year Fixed Guarantee Period Option                             _________ .0%
3 Year Fixed Guarantee Period Option                             _________ .0%
5 Year Fixed Guarantee Period Option                             _________ .0%
7 Year Fixed Guarantee Period Option                             _________ .0%

Subaccounts:
Aggressive Asset Allocation                                      _________ .0%
AIM V.I. Basic Value Fund - Series II Shares                     _________ .0%
AIM V.I. Capital Appreciation Fund - Series II Shares            _________ .0%
Alger Aggressive Growth                                          _________ .0%
Alliance Growth & Income Portfolio - Class B                     _________ .0%
Alliance Premier Growth Portfolio - Class B                      _________ .0%
American Century Income & Growth                                 _________ .0%
American Century International                                   _________ .0%
BlackRock Global Science & Technology                            _________ .0%
BlackRock Mid Cap Growth                                         _________ .0%
Capital Guardian Global                                          _________ .0%
Capital Guardian U.S. Equity                                     _________ .0%
Capital Guardian Value                                           _________ .0%
Clarion Real Estate Securities                                   _________ .0%
Conservative Asset Allocation                                    _________ .0%
Fidelity - VIP Equity-Income Portfolio - Service Class 2         _________ .0%
Fidelity - VIP Growth Portfolio - Service Class 2                _________ .0%
Fidelity - VIP Contrafund/r/ Portfolio - Service Class 2         _________ .0%
Fidelity - VIP Mid Cap Portfolio - Service Class 2               _________ .0%
Fidelity - VIP Value Strategies Portfolio - Service Class 2      _________ .0%
Gabelli Global Growth                                            _________ .0%
Great Companies - America/SM/                                    _________ .0%
Great Companies - Global/2/                                      _________ .0%
Great Companies - Technology/SM/                                 _________ .0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares       _________ .0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares       _________ .0%
Janus Aspen - Worldwide Growth Portfolio - Service Shares        _________ .0%
Janus Balanced (A/T)                                             _________ .0%
Janus Growth II (A/T)                                            _________ .0%
Jennison Growth                                                  _________ .0%
J.P. Morgan Enhanced Index                                       _________ .0%
MFS High Yield                                                   _________ .0%
MFS New Discovery Series - Service Class                         _________ .0%
MFS Total Return Series - Service Class                          _________ .0%
Moderate Asset Allocation                                        _________ .0%
Moderately Aggressive Asset Allocation                           _________ .0%
PBHG/NWQ Value Select                                            _________ .0%
PBHG Mid Cap Growth                                              _________ .0%
PIMCO Total Return                                               _________ .0%
Salomon All Cap                                                  _________ .0%
Transamerica Convertible Securities                              _________ .0%
Transamerica Equity                                              _________ .0%
Transamerica Growth Opportunities                                _________ .0%
Transamerica U.S. Government Securities                          _________ .0%
T. Rowe Price Equity Income                                      _________ .0%
T. Rowe Price Growth Stock                                       _________ .0%
T. Rowe Price Small Cap                                          _________ .0%
Van Kampen Active International Allocation                       _________ .0%
Van Kampen Asset Allocation                                      _________ .0%
Van Kampen Emerging Growth                                       _________ .0%
Van Kampen Money Market                                          _________ .0%
              TOTAL VARIABLE AND FIXED                             100%

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8. DOLLAR COST AVERAGING PROGRAM
--------------------------------
If DCA is selected as an initial purchase payments allocation option under Section 7, please complete the following information to provide allocations in order to start the Dollar Cost Averaging Program.

Special DCA Fixed Accounts:
/ / Special 6-month DCA Fixed Account (when available)
/ / Special 12-month DCA Fixed Account (when available)

DCA Accounts:
Specify account and frequency of transfer.
/ / Money Market                            } { / / Monthly (6-24)
/ / Transamerica U.S. Government Securities } { / / Quarterly (4-8)
/ / Traditional DCA                         } { _____ # of Transfers

TRANSFER TO:
Aggressive Asset Allocation                                      _________ .0%
AIM V.I. Basic Value Fund - Series II Shares                     _________ .0%
AIM V.I. Capital Appreciation Fund - Series II Shares            _________ .0%
Alger Aggressive Growth                                          _________ .0%
Alliance Growth & Income Portfolio - Class B                     _________ .0%
Alliance Premier Growth Portfolio - Class B                      _________ .0%
American Century Income & Growth                                 _________ .0%
American Century International                                   _________ .0%
BlackRock Global Science & Technology                            _________ .0%
BlackRock Mid Cap Growth                                         _________ .0%
Capital Guardian Global                                          _________ .0%
Capital Guardian U.S. Equity                                     _________ .0%
Capital Guardian Value                                           _________ .0%
Clarion Real Estate Securities                                   _________ .0%
Conservative Asset Allocation                                    _________ .0%
Fidelity - VIP Equity-Income Portfolio - Service Class 2         _________ .0%
Fidelity - VIP Growth Portfolio - Service Class 2                _________ .0%
Fidelity - VIP Contrafund/r/ Portfolio - Service Class 2         _________ .0%
Fidelity - VIP Mid Cap Portfolio - Service Class 2               _________ .0%
Fidelity - VIP Value Strategies Portfolio - Service Class 2      _________ .0%
Gabelli Global Growth                                            _________ .0%
Great Companies - America/SM/                                    _________ .0%
Great Companies - Global/2/                                      _________ .0%
Great Companies - Technology/SM/                                 _________ .0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares       _________ .0%
Janus Aspen - Aggressive Growth Portfolio - Service Shares       _________ .0%
Janus Aspen - Worldwide Growth Portfolio - Service Shares        _________ .0%
Janus Balanced (A/T)                                             _________ .0%
Janus Growth II (A/T)                                            _________ .0%
Jennison Growth                                                  _________ .0%
J.P. Morgan Enhanced Index                                       _________ .0%
MFS High Yield                                                   _________ .0%
MFS New Discovery Series - Service Class                         _________ .0%
MFS Total Return Series - Service Class                          _________ .0%
Moderate Asset Allocation                                        _________ .0%
Moderately Aggressive Asset Allocation                           _________ .0%
PBHG/NWQ Value Select                                            _________ .0%
PBHG Mid Cap Growth                                              _________ .0%
PIMCO Total Return                                               _________ .0%
Salomon All Cap                                                  _________ .0%
Transamerica Convertible Securities                              _________ .0%
Transamerica Equity                                              _________ .0%
Transamerica Growth Opportunities                                _________ .0%
Transamerica U.S. Government Securities                          _________ .0%
T. Rowe Price Equity Income                                      _________ .0%
T. Rowe Price Growth Stock                                       _________ .0%
T. Rowe Price Small Cap                                          _________ .0%
Van Kampen Active International Allocation                       _________ .0%
Van Kampen Asset Allocation                                      _________ .0%
Van Kampen Emerging Growth                                       _________ .0%
Van Kampen Money Market                                          _________ .0%
                                                TOTAL MUST =        100%

LAND2002-APP 10/02 (NY) (2)

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9.  ASSET REBALANCING
---------------------
I elect to rebalance the variable subaccounts according to my Allocation of Purchase Payments using the frequency indicated below (Not available with DCA).

If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.

/ / Quarterly       / / Semi-Annually       / /Annually

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10. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE
--------------------------------------------
 o Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

 o To the best of my knowledge and belief, my answers to the questions on this application are correct and true.

 o  I am in receipt of a current prospectus for this variable annuity.

 o This application is subject to acceptance by AUSA Life Insurance Company, Inc. If this application is rejected for any reason, AUSA Life Insurance Company, Inc will be liable only for return of purchase payment paid.

/ / Check here if you want to be sent a copy of "Statement of Additional
    Information".


Will this annuity replace or change any existing annuity or life insurance?

    / / No       / /Yes (If yes, complete the following)

Company:________________________________________________________________________

Policy No.:_____________________________________________________________________

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Account values when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

Signed at:______________________________________________________________________
          City                                            State        Date

Owner(s) Signature:_____________________________________________________________

Joint Owner(s) Signature:_______________________________________________________

Annuitant Signature: (if not Owner)_____________________________________________

IF THE PREMIUM ENHANCEMENT FEATURE IS ELECTED, I HAVE READ THE IMPORTANT DISCLOSURE ON THE BACK PAGE OF THIS APPLICATION AND I AGREE THAT THIS APPLICATION BECOMES A PART OF THE ANNUITY CONTRACT WHEN ISSUED TO ME.

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11. AGENT INFORMATION
---------------------
Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?
/ / No       / /Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent:__________________________________________________

Please print First Name:________________________________________________________

Please print Last Name:_________________________________________________________

Signature:______________________________________________________________________

Rep Phone #:____________________________________________________________________

SSN/TIN:________________________________________________________________________

Rep. License #:_________________________________________________________________

Firm Name:______________________________________________________________________

Firm Address:___________________________________________________________________

Agent E-Mail Address:___________________________________________________________

For Registered Representative Use Only - Contact your home office for program information.

/ / Option A     / / Option B     / / Option C     / / Option D

(Once selected, program cannot be changed)


LAND2002-APP 10/02 (NY) (3)

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Important Disclosure

I have read and understand the following: If Premium Enhancement Feature is elected on this application, the Policy provides for an additional premium enhancement (bonus credit) on premium payments. This premium enhancement is not considered a premium payment. The premium enhancement percentage varies from 0% to 5% for each premium payment. There may be a "cost" in receiving this credit. This potential cost could result in a reduction in interest rate (of 0.15% for each 1% premium enhancement) than what would apply to an otherwise identical annuity without the premium enhancement. The adjustment to the interest rate helps offset the additional cost to the Company for providing the premium enhancement in the form of additional "interest" credited up front, at the time of the premium payment. The additional cost may exceed the value of the benefit after a period of time. The potential cost could result in slightly lower Policy Values for this Policy beginning in a later Policy Year (i.e., 8-10 Policy Years after issue) than for a comparable annuity without the premium enhancement. However, the Company will strive to apply interest rates which would minimize any potential Policy Value "shortfall" in later Policy Years. There are several factors which could potentially affect the actual cost of the premium enhancement, including the premium enhancement percentage, the interest rate environment at the time of issue, the amount and frequency of withdrawals from the Policy, and the length of time the Policy remains in force. For example, if minimal withdrawal activity occurs, the value of the premium enhancement will tend to outweigh any costs associated with this benefit.

LAND2002-APP 10/02 (NY) (4)